Exhibit 99.1 O c t o b e r 2 7 , 202 2 CARPENTER TECHNOLOGY CORPORATION st 1 Quarter Fiscal Year 2023 Earnings Call

Cautionary Statement Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected, anticipated or implied. The most significant of these uncertainties are described in Carpenter Technology’s filings with the Securities and Exchange Commission, including its report on Form 10-K for the year ended June 30, 2022, and the exhibits attached to that filing. They include but are not limited to: (1) the cyclical nature of the specialty materials business and certain end-use markets, including aerospace, defense, medical, transportation, energy, industrial and consumer, or other influences on Carpenter Technology's business such as new competitors, the consolidation of competitors, customers, and suppliers or the transfer of manufacturing capacity from the United States to foreign countries; (2) the ability of Carpenter Technology to achieve cash generation, growth, earnings, profitability, operating income, cost savings and reductions, qualifications, productivity improvements or process changes; (3) the ability to recoup increases in the cost of energy, raw materials, freight or other factors; (4) domestic and foreign excess manufacturing capacity for certain metals; (5) fluctuations in currency exchange rates; (6) the effect of government trade actions; (7) the valuation of the assets and liabilities in Carpenter Technology's pension trusts and the accounting for pension plans; (8) possible labor disputes or work stoppages; (9) the potential that our customers may substitute alternate materials or adopt different manufacturing practices that replace or limit the suitability of our products; (10) the ability to successfully acquire and integrate acquisitions; (11) the availability of credit facilities to Carpenter Technology, its customers or other members of the supply chain; (12) the ability to obtain energy or raw materials, especially from suppliers located in countries that may be subject to unstable political or economic conditions; (13) Carpenter Technology's manufacturing processes are dependent upon highly specialized equipment located primarily in facilities in Reading and Latrobe, Pennsylvania and Athens, Alabama for which there may be limited alternatives if there are significant equipment failures or a catastrophic event; (14) the ability to hire and retain key personnel, including members of the executive management team, management, metallurgists and other skilled personnel; (15) fluctuations in oil and gas prices and production; (16) uncertainty regarding the return to service of the Boeing 737 MAX aircraft and the related supply chain disruption; (17) potential impacts of the COVID-19 pandemic on our operations, financial results and financial position; (18) our efforts and efforts by governmental authorities to mitigate the COVID-19 pandemic, such as travel bans, shelter in place orders and business closures, and the related impact on resource allocations and manufacturing and supply chains; (19) our ability to execute our business continuity, operational, budget and fiscal plans in light of the COVID-19 pandemic; and (20) our ability to successfully carry out restructuring and business exit activities on the expected terms and timelines. Any of these factors could have an adverse and/or fluctuating effect on Carpenter Technology's results of operations. The forward-looking statements in this document are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the Securities Act ), and Section 21E of the Securities Exchange Act of 1934, as amended. We caution you not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation or as of the dates otherwise indicated in such forward-looking statements. Carpenter Technology undertakes no obligation to update or revise any forward-looking statements. Non-GAAP and other financial measures Financial information included in this presentation is unaudited. Some of the information included in this presentation is derived from Carpenter Technology's consolidated financial information but is not presented in Carpenter Technology's financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation. © 2022 CRS Holdings Inc. All rights reserved. 2

st 1 QUARTER FISCAL YEAR 2023 Tony Thene | President and Chief Executive Officer 3

Safety is Our Highest Value Total Case Incident Rate (TCIR) 4 3.7 3.5 3.3 3 2.5 2.2 2.1 2.0 2 1.7 1.5 1.3 1.2 1.1 1.0 1 0.6 0.5 0 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 YTD © 2022 CRS Holdings Inc. All rights reserved. 4

First Quarter Summary • Demand conditions across end-use markets remain solid: - Strong bookings drove backlog growth of 10% sequentially and 155% year-over-year Continue to See Strong - Capturing share and price gains through contract negotiations Demand Across End-Use • SAO segment operating results driven by higher year-over-year Markets With Order Entry shipment volumes in Aerospace and Defense end-use market Activity Driving Backlog • PEP segment continues strong performance, driven by the Medical end-use market and Aerospace fastener sub-market; current quarter Growth results impacted by delayed shipments from Dynamet Florida facility due to evacuation orders related to Hurricane Ian • Liquidity remains healthy at $351 million © 2022 CRS Holdings Inc. All rights reserved. 5

First Quarter End-Use Market Highlights

MARKET	Q1-23 NET SALES EX. SURCHARGE ($M)*	%	VS. Q1-22	VS. Q4-22	COMMENTS
AEROSPACE & DEFENSE	$183.5	49%	+36%	+3%	• Global travel demand continues to improve, driven by recovery in air traffic • Supply chain continues to ramp production, with high output increases targeted • Extending industry lead times across sub-markets
MEDICAL	$49.8	13%	+34%	-7%	• Elective surgeries continue to increase with hospital staffing levels improving • Customers ramping manufacturing activity and increasing stock levels with growing demand • Supply chains evaluating risks and sourcing strategies due to global events
TRANSPORTATION	$23.7	6%	-25%	-28%	• Light-duty vehicle demand remains high; chip-related production issues are improving but global supply chain challenges limiting growth • Heavy-duty vehicle demand is high in North America, but experiencing build challenges due to supply chain issues; builds pushing into CY23
ENERGY	$18.3	5%	+13%	-13%	• Oil & gas needs at high levels with increasing capital expenditure outlook; North America rig count up 54% year-over-year • Increasing need for advanced solutions to reach oil & gas and capture liquified natural gas • Continue to manage power generation maintenance cycles
INDUSTRIAL & CONSUMER	$68.4	18%	+3%	-17%	• Ongoing strong demand across industrial sub-markets, especially semiconductor • Demand from consumer electronics sub-market remains strong for material from new hot strip mill at Reading, PA facility

*Excludes sales through Carpenter's Distribution businesses.

CARPENTER TECHNOLOGY
© 2022 CRS Holdings Inc. All rights reserved.
6

st 1 QUARTER FISCAL YEAR 2023 FINANCIAL OVERVIEW AND BUSINESS UPDATE Tim Lain | Senior Vice President and Chief Financial Officer 7

Income Statement Summary YEAR-OVER- SEQUENTIAL $ millions, except pounds and per-share amounts Q1-23 Q1-22 Q4-22 YEAR CHANGE CHANGE Pounds (‘000) 44,890 43,528 51,760 1,362 (6,870) Net Sales 522.9 387.6 563.8 135.3 (40.9) Net Sales ex. Surcharge Revenue* 375.7 312.9 403.2 62.8 (27.5) Gross Profit 54.8 25.2 72.0 29.6 (17.2) Selling, General and Administrative Expenses 46.5 44.3 47.4 2.2 (0.9) Operating Income (Loss) 8.3 (19.1) 24.6 27.4 (16.3) Special Items included in Operating Income (Loss)* — 1.6 (9.7) (1.6) 9.7 Operating Income (Loss) ex. Special Items* 8.3 (17.5) 14.9 25.8 (6.6) % of Net Sales ex. Surcharge Revenue and Special Items* 2.2% -5.6% 3.7% 7.8% -1.5% Effective Tax Rate 11.5% 41.3% 51.9% -29.8% -40.4% Net (Loss) Income (6.9) (14.8) 2.6 7.9 (9.5) Diluted (Loss) Earnings per Share ($0.14) ($0.31) $0.05 $0.17 ($0.19) Adjusted Diluted (Loss) Earnings per Share* ($0.14) ($0.28) $0.00 $0.14 ($0.14) © 2022 CRS Holdings Inc. All rights reserved. *Detailed schedule included in Non-GAAP Schedules in Appendix. 8

SAO Segment Summary Q1-23 OPERATING RESULTS vs Q1-22 vs Q4-22 Q1-23 Q1-22 Q4-22 Pounds ('000) 44,562 43,008 51,626 1,554 (7,064) Net Sales ($M) 447.3 331.9 484.9 115.4 (37.6) Net Sales ex. Surcharge ($M)* 305.7 258.2 327.2 47.5 (21.5) Operating Income (Loss) ($M) 19.9 (5.9) 30.0 25.8 (10.1) Adjusted Operating Income (Loss) ($M)* 19.9 (4.6) 20.0 24.5 (0.1) Operating Margin 4.4% -1.8% 6.2% 6.2% -1.8% Adj. Operating Margin Excl. Surcharge Revenue and Special Items* 6.5% -1.8% 6.1% 8.3% 0.4% Q1-23 Business Results Q2-23 Outlook • Net sales excluding surcharge decreased 7% sequentially on 14% • Continued focus on maximizing throughput and productivity in key lower volumes demonstrating improving product mix as Aerospace flow paths and optimizing operations across facilities to keep pace shipments strengthen with growing demand • Adjusted operating income improved $24.5 million year-over-year • Q2-23 operating income expected to improve to $30 million to $32 and was flat sequentially, as anticipated, driven by higher net sales in million driven by increasing shipments combined with a stronger key end-use markets of Aerospace and Defense and Medical product mix * Detailed schedule included in Non-GAAP schedules in Appendix © 2022 CRS Holdings Inc. All rights reserved. 9

PEP Segment Summary

Q1-23 OPERATING RESULTS					
	Q1-23	Q1-22	Q4-22	vs Q1-22	vs Q4-22
Pounds ('000)*	2,326	2,372	2,808	(46)	(482)
Net Sales ($M)	93.2	74.6	95.8	18.6	(2.6)
Net Sales ex. Surcharge ($M)**	87.7	73.6	92.9	14.1	(5.2)
Operating Income ($M)	6.3	0.6	10.3	5.7	(4.0)
Adjusted Operating Income ($M)**	6.3	0.9	8.2	5.4	(1.9)
Operating Margin	*6.8%*	*0.8%*	*10.8%*	*6.0%*	*-4.0%*
*Adj. Operating Margin Excl. Surcharge Revenue and Special Items***	*7.2%*	*1.2%*	*8.8%*	*6.0%*	*-1.6%*

Q1-23 Business Results

- Net sales excluding surcharge increased 19% year-over-year due to improved demand across all business units, particularly for Titanium materials used in Medical applications, driving significant year-over-year improvement in operating income
- Sequentially, net sales excluding surcharge and adjusted operating income finished slightly below expectations primarily due to delayed shipments from the Dynamet facility in Florida caused by required evacuation orders related to Hurricane Ian late in the quarter

Q2-23 Outlook

- Demand conditions expected to remain strong with sequential net sales growth driven by Dynamet Titanium business
- Ongoing focus on increasing productivity and throughput rates necessary to meet strong customer demand
- Q2-23 operating income expected to be in the range of $8 million to $10 million

* Pounds includes only Dynamet and Additive businesses

** Detailed schedule included in Non-GAAP schedules in Appendix

CARPENTER TECHNOLOGY
© 2022 CRS Holdings Inc. All rights reserved.
10

Free Cash Flow Summary Total liquidity remains healthy Q1-23 Q1-22 Q4-22 $ millions Net Income + Non-Cash Items 32 11 59 Inventory (121) (67) 30 Working Capital / Other 11 9 18 Total Net Working Capital / Other (110) (58) 48 Net Cash (Used for) Provided from Operating Activities (78) (47) 107 Purchases of Property, Plant, Equipment and Software (13) (14) (33) Dividends Paid (10) (10) (9) Free Cash Flow * (101) (71) 65 Cash 53 213 154 Available Borrowing Under Credit Facility 298 295 294 Total Liquidity 351 508 448 The clerical accuracy of certain amounts may be impacted due to rounding. © 2022 CRS Holdings Inc. All rights reserved. 11 *Detailed schedule included in Non-GAAP Schedules in Appendix.

st 1 QUARTER FISCAL YEAR 2023 CLOSING COMMENTS Tony Thene | President and Chief Executive Officer 12

First Quarter Recap • Growing backlog, driven by strong bookings, with solid demand across end- use markets, especially in Aerospace and Medical applications • Continuing to maximize productivity across facilities, with improving margins Strong Demand Across • Addressing supply chain challenges by working closely with vendors to ensure End-Use Markets and reliable supply of materials Underlying Fundamentals • Offsetting inflationary pressures through increased prices on contractual and transactional business Driving Positive Outlook • Ample liquidity with no significant near-term required minimum pension for FY23 contributions or debt maturities • Capabilities in emerging areas including electrification and additive manufacturing provide long-term growth opportunities © 2022 CRS Holdings Inc. All rights reserved. 13

Well-Positioned to Achieve Q4-23 Outlook with Demand Profile and Growing Backlog

Strong demand outlook across end-use markets for continued growth

MARKET	OUTLOOK
AEROSPACE	Will exceed pre-COVID-19 levels, with growing global travel demand
DEFENSE	Government spend expected to rise with increased global geo-political uncertainty
MEDICAL	Improved patient outcomes and aging population driving demand
TRANSPORTATION	Improved vehicle energy and fuel efficiency requiring innovative solutions
ENERGY	Shift to lower carbon-intensive energy sources requiring new material solutions
INDUSTRIAL	Industry 4.0 requires semiconductors & high-quality fluid control
CONSUMER	More devices, more connectivity with better wireless performance

Bookings drove backlog growth of 10% sequentially and 155% year-over-year



Backlog
+155%
+10%
Q4 -20
Q1 -21
Q2 -21
Q3 -21
Q4 -21
Q1 -22
Q2 -22
Q3 -22
Q4 -22
Q1 -23

- Accelerating recovery driving up backlog and extending lead times
- Building inventory in H1-23 to realize full opportunity in H2-23

Path to deliver FY19 operating income by Q4-23



Operating Income ($M)
Net sales ex. surcharge
13-15% CGR
FY 19 Run Rate
60+
Q1-23
Q2-23
Q3-23
Q4-23

- Net sales growth driving margin expansion and operating income
- Goal to achieve at least $60 million in operating income by Q4-23

CARPENTER TECHNOLOGY © 2022 CRS Holdings Inc. All rights reserved.

14

APPENDIX OF NON-GAAP SCHEDULES 15

Non-GAAP Schedules Adjusted diluted (loss) earnings per share Q1-23 Q1-22 Q4-22 $ millions, except per-share amounts Diluted (Loss) Earnings per Share ($0.14) ($0.31) $0.05 Net (Loss) Income (6.9) (14.8) 2.6 Special Items, net of tax: COVID-19 costs — 0.9 0.6 COVID-19 employee retention credits — — (9.9) Environmental site charge — — 1.9 Debt extinguishment losses, net — — 4.7 Special Items, net of tax — 0.9 (2.7) Net Loss Excluding Special Items (6.9) (13.9) (0.1) Adjusted Diluted (Loss) Earnings per Share ($0.14) ($0.28) $0.00 Management believes that earnings (loss) per share adjusted to exclude the impact of special items is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others. © 2022 CRS Holdings Inc. All rights reserved. 16

Non-GAAP Schedules Adjusted operating margin, excluding surcharge revenue and special items $ millions Q1-23 Q1-22 Q4-22 Net sales 522.9 387.6 563.8 Less: surcharge revenue 147.2 74.7 160.6 Net sales excluding surcharge revenue 375.7 312.9 403.2 Operating income (loss) 8.3 (19.1) 24.6 Special items: COVID-19 costs — 1.6 0.6 COVID-19 employee retention credits — — (12.7) Environmental site charge — — 2.4 Special Items — 1.6 (9.7) Operating Income (Loss) Excluding Special Items 8.3 (17.5) 14.9 Operating Margin 1.6% -4.9% 4.4% Adjusted Operating Margin Excluding Surcharge Revenue and Special Items 2.2% -5.6% 3.7% Management believes that removing the impact of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. In addition, management believes that excluding the impact of special items from operating margin is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others. © 2022 CRS Holdings Inc. All rights reserved. 17

Non-GAAP Schedules

Adjusted segment operating margin, excluding surcharge revenue and special items

$ millions	SAO Q1-23	SAO Q1-22	SAO Q4-22	PEP Q1-23	PEP Q1-22	PEP Q4-22
Net sales	447.3	331.9	484.9	93.2	74.6	95.8
Less: surcharge revenue	141.6	73.7	157.7	5.5	1.0	2.9
Net sales excluding surcharge revenue	**305.7**	**258.2**	**327.2**	**87.7**	**73.6**	**92.9**
Operating income (loss)	**19.9**	**(5.9)**	**30.0**	**6.3**	**0.6**	**10.3**
Special items:						
COVID-19 costs	—	1.3	0.6	—	0.3	—
COVID-19 employee retention credits	—	—	(10.6)	—	—	(2.1)
Special Items	—	1.3	(10.0)	—	0.3	(2.1)
Operating Income (Loss) Excluding Special Items	**19.9**	**(4.6)**	**20.0**	**6.3**	**0.9**	**8.2**
Operating Margin	4.4%	-1.8%	6.2%	6.8%	0.8%	10.8%
Adjusted Operating Margin Excluding Surcharge Revenue and Special Items	6.5%	-1.8%	6.1%	7.2%	1.2%	8.8%

Management believes that removing the impact of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. In addition, management believes that excluding the impact of special items from operating margin is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others.

CARPENTER TECHNOLOGY
© 2022 CRS Holdings Inc. All rights reserved.
18

Non-GAAP Schedules Free cash flow Q1-23 Q1-22 Q4-22 $ millions Net cash (used for) provided from operating activities (78.0) (47.0) 106.9 Purchases of property, plant, equipment and software (13.5) (14.4) (32.8) Proceeds from disposals of property, plant and equipment — — 0.3 Dividends paid (9.8) (9.8) (9.8) Free cash flow (101.3) (71.2) 64.6 Management believes that the free cash flow measure provides useful information to investors regarding the Company’s financial condition because it is a measure of cash generated, which management evaluates for alternative uses. The clerical accuracy of certain amounts may be impacted due to rounding. © 2022 CRS Holdings Inc. All rights reserved. 19

Your trusted partner in innovation. Carpenter Technology Corporation (NYSE: CRS) is a global leader in high-performance specialty alloy-based materials and process solutions for critical applications in the aerospace, defense, medical, transportation, energy, industrial and consumer electronics markets. For additional information, please contact your nearest sales office: info@cartech.com | 610 208 2000 20 carpentertechnology.com